UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  August 31, 2009

XODTEC GROUP USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street Carson City, NV	89703-4934
(Address of principal executive offices)	(Zip Code)

(775) 321-1013
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On August 25, 2009, the Registrant was advised that Kyle L. Tingle, CPA, LLC (“Tingle”) had resigned as the Registrant’s independent accountant effective August 18, 2009.  The Registrant’s Board of Directors approved Tingle’s resignation pursuant to Item 304(a)(1)(iii) of Regulation S-K.

Tingle’s reports on the Registrant ’s financial statements for the years ended February 28, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for both years indicated that the Registrant is in the development stage, has suffered significant operating losses, and is dependent upon its stockholders to provide sufficient working capital to meet its obligations and sustain its operations.  Accordingly, such reports indicated that there was substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended February 28, 2008 and 2007 and through August 18, 2009, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended February 28, 2008 and 2007 and through August 18, 2009, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Tingle with a copy of the foregoing disclosures and requested Tingle to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Tingle agrees with the disclosures.  Although requested, the Registrant has been unable to obtain such letter from Tingle.  If Tingle provides the Registrant with such letter, it will be filed as Exhibit 16.1 in an amendment to this Current Report on Form 8-K.

On September 9, 2009, the Registrant’s Board of Directors acting in the capacity of an audit committee engaged Brock, Schechter & Polakoff, LLP (“BSP”) as the Registrant’s new independent accountant to act as the principal accountant to audit the Registrant’s financial statements. During the Registrant’s fiscal years ended February 28, 2009 and 2008 and through September 9, 2009, neither the Registrant, nor anyone acting on its behalf, consulted with BSP regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided that BSP concluded was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or financial reporting issue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2009	XODTEC GROUP USE, INC.

	By:	/s/ Chao-Wu Chou
Chao-Wu Chou, Chief Executive Officer